Exhibit 10.9

EXECUTION VERSION

Monomoy Capital Partners, L.P.

MCP Supplemental Fund, L.P.

Monomoy Executive Co-Investment Fund, L.P.

Monomoy Capital Partners II, L.P.

MCP Supplemental Fund II, L.P.

142 West 57th Street, 17th Floor

New York, NY 10019

May 21, 2013

EveryWare Global, Inc. (f/k/a ROI Acquisition Corp.)

519 N. Pierce Avenue

Lancaster, OH 43130

Attention: Kerri Love

Reference: Business Combination Agreement and Plan of Merger, dated as of January 31, 2013, by and among EveryWare Global, Inc. f/k/a ROI Acquisition Corp. (the “Company”) and the other parties thereto (the “Merger Agreement”). Each capitalized term used but not defined herein has the meaning ascribed to such term in the Merger Agreement.

Ladies and Gentlemen:

Each of the MCP Funds hereby agrees with the Company that it will not vote any shares of Parent Common Stock which it Beneficially Owns in favor of any proposal to destagger or declassify the Parent Board which would take effect prior to the third (3rd) anniversary of the Closing Date. As used herein, “Beneficially Own” means that any of the foregoing MCP Funds has or shares the right, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to vote shares of Parent Common Stock.

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Very truly yours,

MONOMOY CAPITAL PARTNERS, L.P.

By: Monomoy General Partner, L.P. Its: General Partner

By: Monomoy Ultimate GP, LLC Its: General Partner

By:	/s/ Daniel Collin
Name: Daniel Collin Its: Partner as a tenant in common with:

MCP SUPPLEMENTAL FUND, L.P.

By: Monomoy General Partner, L.P. Its: General Partner

By: Monomoy Ultimate GP, LLC Its: General Partner

By:	/s/ Daniel Collin
Name: Daniel Collin Its: Partner and as a tenant in common with:

MONOMOY EXECUTIVE CO-INVESTMENT FUND, L.P.

By: Monomoy General Partner, L.P. Its: General Partner

By: Monomoy Ultimate GP, LLC Its: General Partner

By:	/s/ Daniel Collin
Name: Daniel Collin Its: Partner

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MONOMOY CAPITAL PARTNERS II, L.P.

By: Monomoy General Partner II, L.P. Its: General Partner

By: Monomoy Ultimate GP, LLC Its: General Partner

By:	/s/ Daniel Collin
Name: Daniel Collin Its: Partner

MCP SUPPLEMENTAL FUND II, L.P.

By: Monomoy General Partner II, L.P. Its: General Partner

By: Monomoy Ultimate GP, LLC Its: General Partner

By:	/s/ Daniel Collin
Name: Daniel Collin Its: Partner

Accepted, acknowledged and agreed:

EVERYWARE GLOBAL, INC.

(F/K/A ROI ACQUISITION CORP.)

By:	/s/ Kerri Love
Name: Kerri Love
Title: Senior Vice President, General Counsel and Secretary

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